SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 8, 2003
                                                           -------------


                               CYTOGEN CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                   000-14879                    222322400
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)


650 College Road East, Suite 3100, Princeton, NJ                 08540
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)


                                 (609) 750-8200
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      ITEM 5.  OTHER EVENTS.

      On April 8, 2003, Cytogen Corporation (the "Company") announced the amicable resolution of all open matters with Draximage Inc. ("Draximage"), the radiopharmaceutical subsidiary of DRAXIS Health Inc., as well as the termination of the Company's License and Distribution Agreement and Product Manufacturing and Supply Agreement with Draximage, with respect to both of DRAXIS' BrachySeed(TM) I-125 and BrachySeed(TM) Pd-103 products.

      The Company and Draximage have also agreed to maintain the confidentiality of each other's proprietary information, released each other from all other liability with respect to any claims under such agreements, and agreed to certain indemnification obligations with respect to third party claims.

      Such press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The foregoing description of such press release is qualified in its entirety by reference to such document.

      Item 7. FINANCIAL  STATEMENTS,   PRO  FORMA  FINANCIAL  INFORMATION  AND
              EXHIBITS.

      (c) Exhibits.

             Exhibit No.   Description
             -----------   -----------

                 99.1      Press release of the Company dated April 8, 2003

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Cytogen Corporation



                                    By: /s/ Michael D. Becker
                                        -----------------------------
                                        Michael D. Becker,
                                        President and Chief Executive Officer


Date:  April 9, 2003